SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

JULY 16, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of	(IRS employer
Incorporated or Organization)	identification no.)

8 Perimeter Center East
Suite 8050
Atlanta, GA 30346
(Address of Principal Executive Offices)
(Zip Code)

770-901-9020
(Registrant’s Telephone Number Including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1    Press Release Announcing Hotel Operating Statistics for June 2002

ITEM 9.    OTHER EVENTS

On July 16, 2002, Jameson Inns, Inc. issued a press release announcing the June 2002 occupancy rates, average daily rates and revenues per available room for the hotels owned by the Company. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of July 16, 2002

JAMESON INNS, INC.

By:	Craig R. Kitchin
/ s / Craig R. Kitchin
Its: President & Chief Financial Officer